SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
April 29, 2002

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Exact name of registrant as specified in charter)

Structured Asset Mortgage Investments Inc. (as Seller
under a Trust and Pooling Agreement dated as of
April 1, 2002 providing for the issuance of
Structured Asset Mortgage Investments Trust 2002-3, Pass-Through Certificates, Series 2002-3

Delaware (State or other jurisdiction of incorporation)	333-68542 (Commission File Number)	13-3633241 (IRS Employer Identification No.)

383 Madison, New York, New York                     10179
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (212) 272-2000

                                Applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events.

Filing of Computational Materials.

          This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Bear, Stearns & Co. Inc. (an “Underwriter”) in connection with the issuance of the Structured Asset Mortgage Investments Trust 2002-3, Pass-Through Certificates, Series 2002-3. The term “Computational Materials” shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit No. 99.1 Computational Materials of Bear, Stearns & Co. Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Registrant)

Date: April 30, 2002	By: /s/ THOMAS MARANO Name: Thomas Marano Title: Senior Managing Director

EXHIBIT INDEX

Exhibit Number 99.1	Description Computational Materials of Bear, Stearns & Co. Inc.